UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

VENTRUS BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

99 Hudson Street, 5th Floor, New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(646) 706-5208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2012, Thomas Rowland notified Ventrus Biosciences, Inc. that he is resigning as the Company’s Chief Business Officer, effective September 30, 2012 to pursue other opportunities.

Item 8.01.	Other Events.

The Board of Directors of Ventrus Biosciences, Inc. has approved the hiring of JP Benya as the Company’s Vice President, Commercial Operations and Business Development. Mr. Benya is scheduled to begin employment on September 24, 2012. Mr. Benya has extensive pharmaceutical marketing and business development experience, including senior director of marketing at Sanofi-Synthelabo and director, strategic operations at Schering-Plough.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTRUS BIOSCIENCES, INC.

Date: September 21, 2012	/s/ David J. Barrett
David J. Barrett, Chief Financial Officer